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PRINCIPAL PRESERVATION

                              Tax-Exempt Portfolio

                              Government Portfolio

                             S&P 100 Plus Portfolio

                          Dividend Achievers Portfolio

                             Select Value Portfolio

                          PSE Tech 100 Index Portfolio


                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)

                                 JUNE 30, 1997

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.
             PRESIDENT'S LETTER/MANAGEMENT DISCUSSION AND ANALYSIS
                       SEMIANNUAL REPORT TO SHAREHOLDERS
                                 JUNE 30, 1997


                                                                 August 25, 1997
Dear Shareholder:

  We are pleased to provide the semiannual report of Principal Preservation Portfolios, Inc. for the six months ended June 30, 1997. The long term assets of the fund grew from $255,800,000 to $290,000,000. We can attribute most of the growth to our stock portfolios, especially in the S&P 100 Plus and PSETech 100 Index Portfolios.

  The overall economy has been strong during 1997, and investors' confidence showed up through increased purchases in the equity market. This support generated very strong first half stock market returns as the S&P 500 and Dow Jones Industrials were up 20.60% and 20.12%, respectively. We are quite neutral in our outlook for the remainder of the year and could be looking back at the close of 1997 as the fourth consecutive year of strong investment returns in the stock market. The bond market, while rallying in the second quarter, took a definite back seat to stock funds.

  As you will read on the following pages, our funds, especially the stock funds, enjoyed not only good total returns, but also strong comparative returns when compared with their individual benchmarks. The portfolios, especially the PSE Tech 100 Index Portfolio, received increased attention in the media. The PSETech 100 Index Portfolio has continued to grow rapidly and, as of the date of this report, has over $19,700,000 in net assets. Because of the popularity of index vehicles, investors made significant mutual fund purchases in major market index funds causing the stocks in those portfolios to do very well. This buying support also made it difficult for actively managed portfolios, especially those funds that invest in small capitalization stocks, to beat the major market indexes.

  I get very concerned when I personally talk to individual investors chasing strong short term performance returns. While an investor should evaluate past performance as one criterion, the most important factors to evaluate when purchasing a fund, are how strictly does the investment manager follow his discipline to achieve the results and how does that style fit within an overall investment strategy for the long term. Each investment in a long term mutual fund should be made by looking at a minimum of a three-year time horizon and conservatively should be a least five to six years. An investor can then have time to adequately judge the investment results regularly, and be mentally prepared to accept a downturn in overall market returns. We thank you for the continued support and trust you as shareholders have had in us and look forward to a long term association.

                                         Sincerely,

                                         /s/ Robert J. Tuszynski

                                         Robert J. Tuszynski
                                         President and CEO

  The report contained herein is meant to be information to the existing shareholders of Principal Preservation. This does not constitute an offer to sell and should an investor wish to receive more information about the portfolios, they should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the fund.

                       MANAGEMENT DISCUSSION AND ANALYSIS

GENERAL FIXED INCOME ANALYSIS

  During March 1997, the Federal Reserve Board raised the Target Fed Funds rate from 5.25% to 5.50%. The Fed made the move to stem an inflationary trend that began to appear in the economy. As a result the fixed income market suffered a slight decline in prices and increased yields shown by the 30-year U.S. Treasury bond moving from a 6.64% at December 31, 1996 to a 6.78% at June 30, 1997. Comparatively, the 30-year AAA general obligation municipal bond yield of 5.38% finished at roughly the same yield it began the year. The high point of long term interest rates were in mid April when U.S. Treasuries hit 7.17% and the municipal bonds were at 5.90%. From that point, as the investment community recognized that the economy was growing at a moderate pace and inflationary signals were small, the bond market staged a rally. The market rally has extended into the third quarter. Since the Producer Price Index and the Consumer Price Index are at their lowest increases since 1965, they convince us that the Fed will be hard pressed to increase rates anytime soon. We therefore look for a stable interest rate environment throughout the remainder of the year.

TAX-EXEMPT PORTFOLIO

  The Tax-Exempt Portfolio had a net asset value total return for the six months ended June 30, 1997, of 2.63% which compares to the year-to-date total return of 2.71% for the General Municipal Bond Fund and 2.42% for the average Insured Municipal Bond Fund as measured by Lipper Analytical Services. The one year net asset value total returns for the twelve-month period ended June 30, 1997 were 7.33%, 7.81% and 7.19%, respectively. It is important to realize that the portfolio is approximately 90% in AAA securities many of which are pre-insured issues. Therefore, on an ongoing basis, the portfolio will perform more closely to an insured fund. During the first quarter of 1997, the anticipated federal fund rate increase of 25 basis points took place after the March meeting. Although some of the perceived increase was reflected in prior market valuations, municipal yields on AAA insured bonds rose to 5.90% or an increase of approximately 0.25%. The typical 15 to 20 year treasury security rose 0.47% in yield, and therefore, narrowed the spread between municipal bond and treasury yields. The two factors the Portfolio Manager utilized in purchasing municipal securities were the fact that yields for specialty states (those states that exempt only bonds issued in that state to be free from state income tax), and non-specialty states (those that either exempt all municipal bonds regardless of where issued or those states that don't allow any municipal bonds free from state income tax), and also investment quality yield spreads were compressed. As a result, the Portfolio Manager made an active decision to invest most of the securities in "specialty states" and securities with high credit quality.

  While this caused an under performance versus all municipal bonds, specifically high yield municipal bonds, the second quarter rally focused on the types of securities that the Tax-Exempt Portfolio owned. Therefore, the Tax-Exempt Portfolio enjoyed a second quarter net asset value total return of 4.02% which compared with an average total return of the Insured Municipal Bond Fund category of 3.34% and the General Municipal Bond Fund average of 3.15%. The last two months of the period began a rally in fixed income securities which was caused by a strong sentiment in the investment community that the Federal Reserve would not touch the federal funds rate, thereby indicating that the remainder of the year had a good chance of being a fairly stable interest rate environment.

  The Portfolio Manager in the last half of 1997 will focus on state and sector diversification to provide as broad of diversification of the portfolio as possible. For the foreseeable future, the Portfolio Manager will not be investing in municipal securities with a lower credit quality than AA. However, if yields spread differentials between A and AAA widen dramatically, he may take advantage of moderate investments (five to 10%) in A municipal bonds.

GOVERNMENT PORTFOLIO

  The Government Portfolio net asset value total return for the year to date period ended June 30, 1997, was 2.01% which compared to the Merrill Lynch All Maturity Average of 2.16% and the Lipper Intermediate Government Fund Category of 2.64% (a peer group measured by Lipper Analytical Services of funds primarily investing in U.S. Governments and an average maturity of between five and 10 years). The comparative one year total returns were 5.87%, 7.35% and 6.47%.

  While interest rates rose significantly in the first quarter, as the bond market anticipated an increase in the Fed Funds rate, the second quarter provided a reversal in up-trends for rates. Market participants began to feel more confident that the above average growth rate experienced in the first quarter would not be repeated. As a result, the bond market rallied in April and June reversing the first quarter's negative returns. At the end of the first quarter, the market was convinced that the Fed would raise rates at their May meeting. When this did not happen, it paved the way for a market rally. The lack of Fed intervention and indications of a softer economy, with continuing signs of little or no inflation, provided the platform for rates to move lower.

  During the second quarter the duration of the portfolio was increased to equal that of the Merrill Lynch All Treasuries Index. This was done in part to take advantage of the bond rally. In addition, some of the premium securities were sold and more current coupon securities purchased in order to improve the portfolio. Generally, current coupon securities will perform better in a declining rate environment. As a result of the bond rally, yield spreads of mortgage backed securities widened during the second quarter. We took advantage of this in mid June when we purchased a GNMA position in the portfolio. The Portfolio Manager sold the shortest treasury position, a two-year security, and bought the 30 year GNMA's. As a result, in addition to the portfolio's duration, the portfolio picked up over 1% in the yield of the position. Since GNMA's is an agency issued mortgage pool that is backed by the full faith and credit of the U.S. Government, the Portfolio Manager has not altered the high credit quality strategy. The Portfolio Manager intends to keep the GNMA positions to 5% or less at the current time.

  With no sign of inflation, currently, nor or on the horizon, the market will continue to look for change in attitude by the Fed. As long as economic indicators continue to show us a steady, slow growing economy, that is not producing any significant inflation, the market will remain bullish. We must bear in mind that sentiment can change quickly, as we have seen in the last quarter. We believe that we will continue to be in trading range approximately 100 basis points on the longer end of the yield curve. With the Fed indicating that they will continue to remain cautious, we can expect to see further yield curve flattening this year.

GENERAL EQUITY MARKET ANALYSIS

  Bullish optimism can characterize the first six months of 1997. Everyone, including fixed income specialists, recognized the stock market as the place to be invested. The major market indices continued to set new records as the Dow Jones Industrial Average Index and the Standard and Poors 100 Index broke through the 7,900 and 890 level, respectively. The first quarter continued the three-year charge of large capitalized securities. A shift by investors to small and mid size companies in the second quarter brought the performance of the S&P 500 Index and the Russell 2000 closer to the performance of the larger market cap indices. However, most stock funds enjoyed strong positive returns in the first half of this year. The sentiment for the remainder of the year is that without any surprises from the Federal Reserve or a catastrophe, the stock market should finish on a strong note through the end of 1997.

S&P 100 PLUS PORTFOLIO

  The year to date net asset value total return of the S&P 100 Plus Portfolio was 18.44% compared to the S&P 100 Index of 20.67% and the S&P 500 Index of 20.60%. The comparative one year total returns for the 12 months ended June 30, 1997 were 31.41%, 35.65% and 34.68%, respectively. The portfolio's net assets began the year at $77,500,000 and finished at $94,700,000 on June 30, 1997. During the first four months of the year, the portfolio was managed by PanAgora Asset Management, who employed an active overweighting and underweighting strategy of the various securities in the portfolio. At the end of April 1997, the negative spread against the 100 Index was approximately 2%. In addition to keeping the maximum net expense ratio charge to shareholders at 0.80%, the new Portfolio Manager has focused on re-balancing the portfolio in tighter weighting against the S&P 100 Index and taking smaller over and under weighted positions in approximately ten securities. As a result, for the first two months under the new management, the difference between the Fund's performance and the Index performance can greatly be attributed to the expense ratio only.

  In conjunction with the change in managers on May 1, 1997, $20,490,000 of market value equity securities were repositioned against the S&P 100 Index and an additional $4,480,000 was utilized to reduce the cash position from approximately 9% to 3%. Due to the identification of tax lots, capital gains generated from these transactions were only approximately $330,000 or $0.09 per share. At that time, the Portfolio Manager overweighted equity positions in Bank America, Boeing, General Electric, Intel, Johnson & Johnson, Mobil, and Pepsi Co., and underweighted AT&T, and Bell Atlantic.

  The current stable interest rate environment, negligible inflation, low unemployment and increasing productivity through technological innovation may provide a strong second half of 1997.

DIVIDEND ACHIEVERS PORTFOLIO

  The Dividend Achievers Portfolio net asset value total return for the six months ended June 30, 1997, was 17.64% versus the S&P 500 return of 20.60% and the Lipper Analytical Growth and Income Fund Average of 15.59%. The comparative one year total returns of the 12 months ended June 30, 1997 were 29.08%, 34.68% and 28.07%, respectively. While the Dividend Achievers Portfolio did not match the S&P 500 Index performance, it did post better returns relative to the Growth and Income Fund universe. During the first quarter, the Portfolio Manager sold off positions in Illinois Central Corp. Series A, Baxter International and Electronic Data Systems, and added or added to positions in Reynolds & Reynolds, Intel Corporation, Pfizer Inc., and British Tele-Communications. During the last three trading days of the quarter, the financial sector, Reynolds & Reynolds, Johnson & Johnson and Merek were down between 8 and 10% whereas the remaining portfolio was down approximately 4%.

  During the second quarter, Reynolds & Reynolds, was replaced with Xerox. The definite move from large-cap growth stocks in the second quarter to mid-cap and value type stocks slowed the performance of Dividend Achievers Portfolio versus benchmarks. However, the Dividend Achievers Portfolio quarter return of 14.80% continued to out perform the Average Growth and Income Fund by 0.50%. At June 30, 1997, the portfolio's sector concentration is similar to the S&P 500 Index except a higher weighting in the Consumer Non-Cyclical (26.87% vs. 24.1%) and Industrials (12.84% vs. 8.70%) sectors and an under weighting in the Technology (11.99% vs. 16.87%) sector. The portfolio, by nature, will always have a bias toward the Consumer Non-Cyclical sector.

  The Portfolio Manager does not anticipate making many changes in the portfolio for the second half of the year and has managed the portfolio in the current environment, to be a tax efficient portfolio, that is generating very few capital gains.

SELECT VALUE PORTFOLIO

  The Select Value Portfolio net asset value total return for the six-month period ending June 30, 1997, was 14.49%. This return compares well against the Russell 2000 Index, which rose 10.2% for the same period. The average small company stock fund increased by 9.0% during this period.

  For the 12-month period ending June 30, 1997, the Fund rose 28.96% compared to the Russell 2000 Index, which grew 16.3%. The return for the average small company stock fund paled in comparison at 13.7%. Clearly, the past year has been very successful for the shareholders of the Fund.

  In an environment where the economic conditions were almost perfect (solid Gross Domestic Product growth, low unemployment, low inflation, high consumer confidence, and failing interest rates), stock prices were strong in most segments of the market.

  The portfolio's strong second quarter return cannot be attributed to any one or two factors. The performance was generated from generally good stock selection and proper industry exposure. All of the portfolio's major industry sectors produced positive results, and eight of the ten sectors generated returns which exceeded the Russell 2000 Index return of 16.2% for the quarter.

  The best sectors for the portfolio included producer durables, technology, health care, and consumer discretionary. Each of these sectors returned over 20% during the three months ending June 30, 1997. The healthy economy allowed strong business profits in many areas. The only modestly disappointing sectors were utilities, materials and processing, health care and consumer staples, which returned over 10%.

  Individual stock selection was also quite successful during the second quarter. A number of relatively new portfolio additions performed very well, along with many stocks that recovered from stock price corrections seen in the first quarter. Thus far in 1997, the portfolio has also benefited from several stocks which received buy-out offers at higher than market prices.

  Value investors, by their nature, tend to own more economically and interest rate sensitive stocks than most investors, and the 1997 economy has been kind to our style thus far. While the stock market appears expensive on most valuation measures, the economy has been extremely well-behaved. All signs at this time point toward continued economic growth with modest inflation. This environment seems likely to produce a stable backdrop for further corporate profit growth, with potentially higher stock prices. This would be a good scenario for the portfolio. However, if consumer spending picks up later this year as many suspect, fears concerning higher interest rates could create additional market volatility along the way.

  Small stock performance, while improved, has continued to lag the performance of larger stocks for a long time. This has been frustrating. However, it has also created many situations where smaller companies are simply selling at valuations which are very cheap relative to large company peers. The portfolio owns a collection of these stocks where growth prospects are bright, yet the stocks trade at a big valuation discount compared to the general stock market. For this reason, we remain upbeat concerning the long-term relative potential of the portfolio.

PSE TECH 100 INDEX PORTFOLIO

  The PSE Tech 100 Index Portfolio net asset value total return for the six-month period ended June 30, 1997, was 16.36% compared to the Pacific Exchange High Technology index performance of 16.76%. The comparative one year total returns for the 12 months ended June 30, 1997 were 36.01% and 36.24%, respectively. Although nominal, the spread between the index performance and portfolio can mostly be attributed to the transaction cost of buying the portfolio securities. We would expect that the spread would slowly close as the portfolio size increases.

  The first quarter finished relatively flat in the technology market as the portfolio was down (0.15%) compared to the index performance of 0.0%. During January, the large cap companies such as Microsoft, Intel and Compaq remained favorites with investors. Perceived safety in capitalization, financial strength and dominant market share made these companies appear to be infallible to portfolio managers, investors and the media. Unfortunately, a number of similar stocks surprised Wall Street during the latter stages of the quarter, which put downward pressure on the technology sector. The first was 3COM which announced earnings disappointment for the fiscal first quarter. This was followed with the introduction by Advanced Micro Devices of a microprocessor that was as fast, if not faster, than Intel's Pentium MMX Microprocessors. The reverberations of these announcements caused a perception to develop that demand was slowing, margin pressures were increasing and the strong dollar eroding international profits. The decline of the sector carried through to the middle of March.

  However, once the second quarter began, investors' focus turned from interest rate and inflation increases to company and sector profits. Specifically, for the technology sector, analyst's expectations were for positive revenue and earnings growth but at a subdued pace compared to 1996. The first quarter earnings releases of many of the blue chip large capitalized companies renewed the interest in the sector and caused a further rally. The top sub sectors in the portfolio have been computer manufacturers, office automation equipment, semiconductor capital equipment and software.

  As the move by more and more companies to address their year 2000 issues is occurring, the need by those companies to invest in technology continues to increase. The portfolio manager believes that the remainder of the year could see inflation continuing to be held in check and the finish to the year to be strong. However, the manager is not expecting a duplication of the first half return.

                    PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              FINANCIAL HIGHLIGHTS

  The following presents information relating to a share of capital stock of each of six portfolios of Principal Preservation Portfolios, Inc. outstanding for the following periods presented, which should be read in conjunction with the financial statements and related notes:

                                                                 TAX-EXEMPT PORTFOLIO
                        -----------------------------------------------------------------------------------------------------
                        For the six
                       months ended                                 For the years ended December 31,
                      June 30, 1997    --------------------------------------------------------------------------------------
                        (Unaudited)      1996      1995      1994      1993      1992      1991      1990      1989      1988
                      -------------    ------    ------    ------    ------    ------    ------    ------    ------    ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD        $ 9.30    $ 9.39    $ 8.36    $ 9.41    $ 8.67    $ 8.46    $ 8.19    $ 8.23    $ 8.06    $ 8.14

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income      .21       .43       .45       .45       .48       .50       .53       .53       .55       .55
     Net realized and
       unrealized gains (losses)
       on investments           .03     (.09)      1.03    (1.05)       .74       .21       .27     (.04)       .17     (.08)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     TOTAL FROM INVESTMENT
       OPERATIONS               .24       .34      1.48     (.60)      1.22       .71       .80       .49       .72       .47
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
     Dividends from net
       investment income      (.21)     (.43)     (.45)     (.45)     (.48)     (.50)     (.53)     (.53)     (.55)     (.55)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     TOTAL DISTRIBUTIONS      (.21)     (.43)     (.45)     (.45)     (.48)     (.50)     (.53)     (.53)     (.55)     (.55)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE,
  END OF PERIOD              $ 9.33    $ 9.30    $ 9.39    $ 8.36    $ 9.41    $ 8.67    $ 8.46    $ 8.19    $ 8.23    $ 8.06
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
TOTAL RETURN**<F2>             2.6%      3.8%     18.1%    (6.4)%     14.3%      8.6%     10.0%      6.2%      9.2%      6.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)     $61,873   $66,310   $56,443   $55,492   $68,102   $60,171   $63,932   $65,265   $73,333   $85,469
Ratio of net expenses to
  average net assets          1.1%*<F1> 1.1%+<F3> 1.0%+<F3>  1.0%      0.9%      0.9%      0.9%      0.9%      1.0%      1.2%
Ratio of net investment
  income to average
    net assets                4.6%*<F1> 4.7%+<F3> 4.9%+<F3>  5.2%      5.2%      5.9%      6.3%      6.6%      6.7%      6.9%
Portfolio turnover rate       81.7%    163.1%    105.9%     36.1%     56.3%     48.5%     38.3%     40.3%     21.5%     38.8%

*<F1>Annualized.
**<F2>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F3>Reflects a voluntary reimbursement of fund expenses of 0.1% in 1996 and 0.01% in 1995, respectively.


                                                                GOVERNMENT PORTFOLIO
                       ------------------------------------------------------------------------------------------------------
                        For the six
                       months ended                              For the years ended December 31,
                      June 30, 1997   ---------------------------------------------------------------------------------------
                        (Unaudited)      1996      1995      1994      1993      1992      1991      1990      1989      1988
                      -------------    ------    ------    ------    ------    ------    ------    ------    ------    ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD        $ 9.20    $ 9.64    $ 8.84    $ 9.98    $ 9.64    $ 9.68    $ 9.10    $ 9.11    $ 8.88    $ 9.11

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income      .32       .64       .61       .61       .63       .67       .73       .76       .75       .75
     Net realized and
       unrealized gains (losses)
       on investments         (.14)     (.44)       .80    (1.14)       .35     (.04)       .58     (.01)       .23     (.17)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     TOTAL FROM INVESTMENT
       OPERATIONS               .18       .20      1.41     (.53)       .98       .63      1.31       .75       .98       .58
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
     Dividends from net
       investment income      (.32)     (.64)     (.61)     (.61)     (.64)     (.67)     (.73)     (.76)     (.75)     (.75)
     Distributions from net
       realized gains
       on investments            --        --        --        --        --        --        --        --        --     (.06)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     TOTAL DISTRIBUTIONS      (.32)     (.64)     (.61)     (.61)     (.64)     (.67)     (.73)     (.76)     (.75)     (.81)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE,
 END OF PERIOD               $ 9.06    $ 9.20    $ 9.64    $ 8.84    $ 9.98    $ 9.64    $ 9.68    $ 9.10    $ 9.11    $ 8.88
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
TOTAL RETURN**<F5>             2.0%      2.3%     16.3%    (5.4)%     10.3%      6.8%     15.1%      8.7%     11.5%      6.5%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)     $40,875   $44,920   $49,319   $47,324   $54,327   $37,634   $32,737   $29,351   $30,631   $32,950
Ratio of net expenses to
  average net assets         1.1%*<F4>+ 1.1%+<F6> 1.1%+<F6>  1.1%      1.0%      1.0%      1.1%      1.2%     1.2%+<F6> 1.2%+<F6>
Ratio of net investment           <F6>
  income to average
    net assets               7.1%*<F4>+ 7.0%+<F6> 6.5%+<F6>  6.6%      6.2%      7.0%      8.0%      8.5%     8.4%+<F6> 8.3%+<F6>
                                  <F6>
Portfolio turnover rate       30.6%     36.9%     68.2%    106.1%      8.7%     10.0%     62.2%     57.1%    141.8%     36.7%

*<F4>Annualized.
**<F5>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F6>Reflects a voluntary reimbursement of fund expenses of 0.05% in 1997, 0.04% in 1996, 0.02% in 1995, 0.1% in 1989 and 0.5% in 1988, respectively.


                                                               S&P 100 PLUS PORTFOLIO
                      -------------------------------------------------------------------------------------------------------
                        For the six
                       months ended                               For the years ended December 31,
                      June 30, 1997    --------------------------------------------------------------------------------------
                        (Unaudited)      1996      1995      1994      1993      1992      1991      1990      1989      1988
                     --------------    ------    ------    ------    ------    ------    ------    ------    ------    ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD        $22.08    $19.53    $14.95    $15.04    $14.01    $14.22    $11.60    $12.27    $10.11     $9.62

INCOME FROM
 INVESTMENT OPERATIONS:
     Net investment income      .13       .29       .25       .25       .21       .24       .27       .28       .26       .26
     Net realized and
       unrealized gains (losses)
       on investments          3.93      4.07      5.21     (.09)      1.14       .48      2.93     (.67)      2.17      1.37
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     TOTAL FROM INVESTMENT
       OPERATIONS              4.06      4.36      5.46       .16      1.35       .72      3.20     (.39)      2.43      1.63
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
     Dividends from net
       investment income      (.13)     (.29)     (.25)     (.25)     (.21)     (.24)     (.27)     (.28)     (.26)     (.26)
     Distributions from
       net realized gains
       on investments            --    (1.52)     (.63)        --     (.11)     (.69)     (.31)        --     (.01)     (.88)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     TOTAL DISTRIBUTIONS      (.13)    (1.81)     (.88)     (.25)     (.32)     (.93)     (.58)     (.28)     (.27)    (1.14)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE,
  END OF PERIOD              $26.01    $22.08    $19.53    $14.95    $15.04    $14.01    $14.22    $11.60    $12.27    $10.11
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
TOTAL RETURN**<F8>            18.4%     22.4%     36.7%      1.1%      9.7%      5.2%     27.8%    (3.2)%     24.3%     17.1%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)     $94,919   $77,517   $57,062   $40,034   $38,944   $30,025   $27,420   $20,413   $20,811   $16,960
Ratio of net expenses to
  average net assets         0.9%*<F7>+ 1.0%+<F9>  1.2%      1.2%      1.2%      1.3%      1.3%     1.3%+<F9> 1.3%+<F9> 1.4%+<F9>
Ratio of net investment           <F9>
  income to average
    net assets               1.1%*<F7>+ 1.4%+<F9>  1.4%      1.7%      1.4%      1.7%      2.0%     2.4%+<F9> 2.3%+<F9> 2.5%+<F9>
                                  <F9>
Portfolio turnover rate       10.5%      8.0%      3.5%      1.0%      2.2%      8.5%      3.1%      1.9%      3.0%     37.5%
Average commission paid
  per share+<F10>           $0.0218   $0.0348        --        --        --        --        --        --        --        --

*<F7>Annualized.
**<F8>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F9>Reflects a voluntary reimbursement of fund expenses of 0.05% in 1997, 0.01% in 1996, 0.2% in 1990, 0.4% in 1989 and 0.8% in 1988, respectively.
+<F10>Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.


                                                           DIVIDEND ACHIEVERS PORTFOLIO
                     --------------------------------------------------------------------------------------------------------
                        For the six
                       months ended                              For the years ended December 31,
                      June 30, 1997   ---------------------------------------------------------------------------------------
                        (Unaudited)      1996      1995      1994      1993      1992      1991      1990      1989      1988
                     --------------    ------    ------    ------    ------    ------    ------    ------    ------    ------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD        $20.01    $16.97    $13.24    $13.40    $14.25    $14.84    $11.50    $11.65    $10.00     $8.99

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income      .04       .14       .18       .18       .14       .14       .25       .25       .28       .28
     Net realized and
       unrealized gains (losses)
       on investments          3.48      3.54      3.99     (.02)     (.85)       .31      4.14     (.15)      1.65      1.06
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     TOTAL FROM INVESTMENT
       OPERATIONS              3.52      3.68      4.17       .16     (.71)       .45      4.39       .10      1.93      1.34
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
     Dividends from net
       investment income      (.04)     (.14)     (.18)     (.18)     (.14)     (.14)     (.25)     (.25)     (.28)     (.27)
     Distributions from
       net realized gains
       on investments            --     (.50)     (.26)     (.14)        --     (.90)     (.80)        --        --     (.06)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
     TOTAL DISTRIBUTIONS      (.04)     (.64)     (.44)     (.32)     (.14)    (1.04)    (1.05)     (.25)     (.28)     (.33)
                             ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE,
  END OF PERIOD              $23.49    $20.01    $16.97    $13.24    $13.40    $14.25    $14.84    $11.50    $11.65    $10.00
                             ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
TOTAL RETURN**<F12>           17.6%     21.8%     31.7%      1.2%    (5.0)%      3.1%     38.5%      1.0%     19.5%     15.0%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)     $36,306   $30,504   $25,393   $20,231   $24,928   $27,020   $18,202   $11,468   $12,750    $6,854
Ratio of net expenses to
  average net assets         1.2%*<F11>+ 1.2%+<F13>1.3%+<F13> 1.5%     1.3%+<F13>1.2%+<F13>1.2%+<F13>1.2%+<F13>1.2%+<F13>1.2%+<F13>
Ratio of net investment          <F13>
  income to average
    net assets               0.4%*<F11>+ 0.8%+<F13>1.2%+<F13> 1.3%     1.0%+<F13>1.0%+<F13>1.8%+<F13>2.3%+<F13>2.6%+<F13>2.9%+<F13>
                                  <F13>
Portfolio turnover rate        6.7%     13.1%     28.2%     36.5%     92.7%     83.0%     96.5%     47.7%     30.9%     10.1%
Average commission paid
  per share+<F14>           $0.0416   $0.0609        --        --        --        --        --        --        --        --

*<F11>Annualized.
**<F12>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F13>Reflects a voluntary reimbursement of fund expenses of 0.1% in 1997, 0.1% in 1996, 0.2% in 1995, 0.1% in 1993, 0.1% in 1992, 0.2% in 1991, 0.5% in 1990,
0.7% in 1989 and 1.7% in 1988, respectively.
+<F14>Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.



                                        SELECT VALUE PORTFOLIO
                       --------------------------------------------------------
                                                                       For the
                                                For the            period from
                        For the six         years ended        August 23, 1994
                       months ended        December 31,          (commencement
                      June 30, 1997      ---------------     of operations) to
                         (Unaudited)     1996       1995     December 31, 1994
                      --------------     ----       ----     -----------------
PER SHARE DATA:

NET ASSET VALUE,
  BEGINNING OF PERIOD         $10.97     $10.21    $ 9.03            $ 9.55

INCOME FROM
  INVESTMENT OPERATIONS:
     Net investment income        --        .04       .14               .04
     Net realized and unrealized
       gains (losses) on
         investments            1.59       2.68      1.73             (.51)
                              ------     ------    ------            ------
     TOTAL FROM INVESTMENT
       OPERATIONS               1.59       2.72      1.87             (.47)
                              ------     ------    ------            ------
LESS DISTRIBUTIONS:
     Dividends from net
       investment income          --      (.04)     (.14)             (.03)
     Distributions from
       net realized
       gains on investments       --     (1.92)     (.43)             (.01)
     Distributions in excess
       of net realized gains
         on investments           --         --     (.12)                --
     Book return of capital       --         --        --             (.01)
                              ------     ------    ------            ------
     TOTAL DISTRIBUTIONS          --     (1.96)     (.69)             (.05)
                              ------     ------    ------            ------
NET ASSET VALUE,
  END OF PERIOD               $12.56     $10.97    $10.21            $ 9.03
                              ======     ======    ======            ======
TOTAL RETURN**<F16>            14.5%      26.7%     20.8%            (5.0)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)       $6,289     $4,829    $3,445            $1,935
Ratio of net expenses to
  average net assets          1.1%*<F15>+  1.0%+<F17>0.8%+<F17>       0.8%*+
Ratio of net investment            <F17>                             <F15><F17>
  income to average
    net assets                0.0%*<F15>+  0.3%+<F17>1.4%+<F17>       1.1%*+
                                   <F17>                             <F15><F17>
Portfolio turnover rate        48.1%     122.2%    124.3%             20.2%
Average commission paid
  per share+<F18>            $0.0461    $0.0611        --                --

*<F15>Annualized.
**<F16>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F17>Reflects a voluntary reimbursement of fund expenses of 1.5% in 1997, 1.4% in 1996, 2.5% in 1995 and 0.4% in 1994, respectively.
+<F18>Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.

                                           PSE TECH 100 INDEX PORTFOLIO
                                        -----------------------------------
                                                        For the period from
                                          For the six         June 10, 1996
                                         months ended         (commencement
                                        June 30, 1997     of operations) to
                                          (Unaudited)     December 31, 1996
                                        -------------   -------------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD           $10.76                $10.00
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                        .03                   .03
     Net realized and unrealized gains
       on investments                            1.73                  1.03
                                               ------                ------
     TOTAL FROM INVESTMENT OPERATIONS            1.76                  1.06
                                               ------                ------
LESS DISTRIBUTIONS:
     Dividends from net investment income       (.03)                 (.03)
     Distributions from net realized gains
       on investments                              --                 (.24)
     Distributions in excess of
       net realized gains                          --                 (.03)
                                               ------                ------
     TOTAL DISTRIBUTIONS                        (.03)                 (.30)
                                               ------                ------
NET ASSET VALUE, END OF PERIOD                 $12.49                $10.76
                                               ======                ======
TOTAL RETURN**<F20>                             16.4%                 10.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (to nearest thousand)                       $12,112                $6,004
Ratio of net expenses to
  average net assets                           0.0%*<F19>+<F21>        0.0%*+
Ratio of net investment                                               <F19><F21>
  income to average
  net assets                                   0.5%*<F19>+<F21>        0.7%*+
                                                                      <F19><F21>
Portfolio turnover rate                          4.9%                  3.0%
Average commission paid per share             $0.0730               $0.0634

*<F19>Annualized.
**<F20>The Fund's sales charge is not reflected in total return as set forth in the table.
+<F21>Reflects a voluntary reimbursement of fund expenses of 1.47% and 3.3% in 1997 and 1996, respectively.

                                                           BALANCE SHEETS
                                                     JUNE 30, 1997 (UNAUDITED)

                                                                         S&P 100       DIVIDEND         SELECT   PSE TECH 100
                                        TAX-EXEMPT     GOVERNMENT           PLUS      ACHIEVERS          VALUE          INDEX
                                       -----------    -----------    -----------    -----------    -----------   ------------
ASSETS:
Investments:
     Cost basis of investments         $60,785,485    $43,320,371    $52,610,521    $18,965,673    $ 5,138,250    $10,203,008
                                       ===========    ===========    ===========    ===========    ===========    ===========
     Long-term investments
       in securities                   $61,066,293    $40,039,487    $93,858,447    $35,439,880    $ 6,025,776    $11,742,782
     Short-term investments                    187      2,311,645        968,422        693,974        229,244        200,753
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Total investments
           (See Schedule of
            Investments)                61,066,480     42,351,132     94,826,869     36,133,854      6,255,020     11,943,535
Cash                                           367            768            148            231            366            603
Receivables:
     Capital shares sold                    15,928          1,952        109,610        201,653          5,706        139,104
     Dividends and interest              1,034,228        855,147        114,380         35,092          4,995          5,328
     Investments sold                    1,619,060             --             --             --         69,878         24,681
     Margin variation                           --             --       (19,950)             --             --        (2,025)
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Total receivables              2,669,216        857,099        204,040        236,745         80,579        167,088
Other assets                                 2,305          1,504          2,128            843          5,973         13,355
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Total assets                 $63,738,368    $43,210,503    $95,033,185    $36,371,673   $  6,341,938    $12,124,581
                                       ===========    ===========    ===========    ===========    ===========    ===========
LIABILITIES:
Payables:
     Capital shares redeemed                $8,012        $45,728         $2,000            $--            $--         $1,948
     Distributions to shareholders          88,779         97,179         19,412            871             --         10,792
     Expenses                               94,938         68,657         93,084         64,566         37,745             --
     Investments purchased               1,243,243      2,254,226             --             --         15,290             --
     Other liabilities                     430,447             --             --             --             --             --
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Total liabilities              1,865,419      2,465,790        114,496         65,437         53,035         12,740
                                       -----------    -----------    -----------    -----------    -----------    -----------
NET ASSETS:
Capital stock                           61,509,632     44,215,627     51,641,863     18,889,159      4,945,807     10,257,467
Undistributed
  net investment income                         --          8,078          2,738            937            535          1,417
Accumulated distributions in
  excess of net investment income         (31,913)             --             --             --             --             --
Undistributed net realized gains
  (losses) on investments                  114,235    (2,509,753)      1,057,740        247,959        225,791        112,430
Net unrealized appreciation
   on investments                          280,995      (969,239)     42,216,348     17,168,181      1,116,770      1,740,527
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Total net assets              61,872,949     40,744,713     94,918,689     36,306,236      6,288,903     12,111,841
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Total liabilities
            and net assets             $63,738,368    $43,210,503    $95,033,185    $36,371,673   $  6,341,938    $12,124,581
                                       ===========    ===========    ===========    ===========    ===========    ===========
NET ASSET VALUE AND
  REDEMPTION PRICE PER SHARE                 $9.33          $9.06         $26.01         $23.49         $12.56         $12.49
                                            ======         ======         ======         ======         ======         ======
MAXIMUM OFFERING PRICE
  PER SHARE                                  $9.67          $9.39         $27.24         $24.60         $13.15         $13.08
                                            ======         ======         ======         ======         ======         ======

  The accompanying notes to financial statements are an integral part of these statements.


                                                      STATEMENTS OF OPERATIONS
                                          FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                                                                         S&P 100       DIVIDEND         SELECT   PSE TECH 100
                                        TAX-EXEMPT     GOVERNMENT           PLUS      ACHIEVERS          VALUE          INDEX
                                       -----------    -----------    -----------    -----------    -----------   ------------
INVESTMENT INCOME:
Dividends                              $        --    $        --       $722,697       $260,949        $20,773        $16,619
Interest                                 1,782,681      1,742,096        130,876         14,435          8,131          8,956
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Total investment
            income                       1,782,681      1,742,096        853,573        275,384         28,904         25,575
                                       -----------    -----------    -----------    -----------    -----------    -----------
EXPENSES:
Investment advisory fees                   182,541        125,656        193,915        123,088         21,746         22,181
Custodian fees                              11,575          9,349         11,211          7,099          2,419          3,813
Transfer agent fees                         26,690         28,291         37,153         21,099          5,692          5,227
Broker service fees                         79,127         53,061        106,925         41,421          6,579         11,241
Professional fees                           25,665         19,863         32,499         16,888         15,687         13,841
Registration                                   490          5,727          3,064          3,894          4,877          5,803
Communication                                1,669          1,510         10,032          1,886          1,343          2,178
Director fees                                7,511          4,447          9,578          3,085          7,435            453
Pricing of investments                       2,487          1,020          3,741          4,115          4,155          3,119
Deferred organization expense                   --             --             --             --          1,350          1,676
Other expense                                5,563          2,140          2,493          1,366             --             --
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Total expenses                   343,318        251,064        410,611        223,941         71,283         69,532

Less expenses absorbed
  by advisor                                    --       (11,771)       (23,381)       (17,020)       (42,914)       (69,532)
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Net expenses                     343,318        239,293        387,230        206,921         28,369             --
                                       -----------    -----------    -----------    -----------    -----------    -----------
NET INVESTMENT INCOME                    1,439,363      1,502,803        466,343         68,463            535         25,575
                                       -----------    -----------    -----------    -----------    -----------    -----------
NET REALIZED GAINS
  ON INVESTMENTS                           302,505         15,883      1,072,251        247,959        205,593        127,104

NET UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS           (90,930)      (684,313)     13,012,124      5,046,428        580,914      1,183,485
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Net gains
            on investments                 211,575      (668,430)     14,084,375      5,294,387        786,507      1,310,589
                                       -----------    -----------    -----------    -----------    -----------    -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS             $1,650,938    $   834,373    $14,550,718     $5,362,850    $   787,042     $1,336,164
                                       ===========    ===========    ===========    ===========    ===========    ===========

  The accompanying notes to financial statements are an integral part of these statements.


                                                STATEMENTS OF CHANGES IN NET ASSETS
                                         FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

                                                                         S&P 100       DIVIDEND         SELECT   PSE TECH 100
                                        TAX-EXEMPT     GOVERNMENT           PLUS      ACHIEVERS          VALUE          INDEX
                                       -----------    -----------    -----------    -----------    -----------   ------------
OPERATIONS:
Net investment income                   $1,439,363     $1,502,803     $  466,343    $    68,463     $      535    $    25,575
Net realized gains
  on investments                           302,505         15,883      1,072,251        247,959        205,593        127,104
Change in unrealized
  appreciation on
  investments for the year                (90,930)      (684,313)     13,012,124      5,046,428        580,914      1,183,485
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Net increase in net
            assets resulting
            from operations              1,650,938        834,373     14,550,718      5,362,850        787,042      1,336,164
                                       -----------    -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  ($0.21, $0.32, $0.13,
  $0.04, $0.00 and $0.03
  per share, respectively)             (1,440,410)    (1,501,380)      (467,090)       (67,526)             --       (24,455)
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Total distributions          (1,440,410)    (1,501,380)      (467,090)       (67,526)             --       (24,455)
                                       -----------    -----------    -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                327,353        478,855      5,738,999      1,455,981        798,728      4,952,308
Net asset value of shares
  issued in distributions                  875,260        914,207        435,768         63,948             --         23,980
Cost of shares redeemed                (5,850,149)    (4,901,638)    (2,856,483)    (1,012,793)      (125,868)      (180,112)
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Net increase (decrease)
            in net assets from
            capital share
            transactions               (4,647,536)    (3,508,576)      3,318,284        507,136        672,860      4,796,176
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Total increase
            (decrease)                 (4,437,008)    (4,175,583)     17,401,912      5,802,460      1,459,902      6,107,885
NET ASSETS:
Balance at beginning of period          66,309,957     44,920,296     77,516,777     30,503,776      4,829,001      6,003,956
                                       -----------    -----------    -----------    -----------    -----------    -----------
Balance at end of period               $61,872,949    $40,744,713    $94,918,689    $36,306,236     $6,288,903    $12,111,841
                                       ===========    ===========    ===========    ===========    ===========    ===========

  The accompanying notes to financial statements are an integral part of these statements.


                                                STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                      FOR THE
                                                                                                                  PERIOD FROM
                                                                                                                JUNE 10, 1996
                                                                                                                (COMMENCEMENT
                                                                                                            OF OPERATIONS) TO
                                                         FOR THE YEAR ENDED DECEMBER 31, 1996               DECEMBER 31, 1996
                                        ----------------------------------------------------------------------
                                                                         S&P 100       DIVIDEND         SELECT   PSE TECH 100
                                        TAX-EXEMPT     GOVERNMENT           PLUS      ACHIEVERS          VALUE          INDEX
                                       -----------    -----------    -----------    -----------    -----------   ------------
OPERATIONS:
Net investment income                   $2,957,312     $3,192,630    $   924,307    $   209,810    $    13,336    $    17,041
Net realized gains
  on investments                         2,354,480        255,262      4,967,362        745,303        776,545        133,242
Change in unrealized
  appreciation (depreciation) on
  investments for the year             (2,455,863)    (2,474,321)      8,743,473      4,496,576        208,072        557,042
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Net increase
            in net assets resulting
            from operations              2,855,929        973,571     14,635,142      5,451,689        997,953        707,325
                                       -----------    -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  ($0.43, $0.64, $0.29,
  $0.14, $0.04 and $0.03 per
  share, respectively)                 (2,945,969)    (3,188,500)      (922,456)      (209,079)       (13,315)       (16,744)
Distribution in excess of net
  investment income ($0.0025
  per share)                              (17,791)             --             --             --             --             --
Net realized gains on investments
  ($0.00, $0.00, $1.52, $0.50, $1.92,
  $0.27 per share, respectively)                --             --    (4,967,362)      (745,546)      (716,162)      (133,242)
Distributions in excess of net
  realized gains on investments
  ($0.00, $0.00, $0.0041,
  $0.00, $0.0029 and
  $0.0263 respectively)                         --             --       (20,209)             --        (1,280)       (14,674)
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Total distributions          (2,963,760)    (3,188,500)    (5,910,027)      (954,625)      (730,757)      (164,660)
                                       -----------    -----------    -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued             18,035,561      1,716,722     13,143,343      2,130,809        919,856      5,472,772
Net asset value of shares
  issued in distributions                1,761,086      1,988,896      5,526,856        903,536        730,066        156,519
Cost of shares redeemed                (9,821,429)    (5,889,771)    (6,940,152)    (2,420,357)      (532,986)      (168,000)
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Net increase (decrease)
            in net assets from
            capital share transactions   9,975,218    (2,184,153)     11,730,047        613,988      1,116,936      5,461,291
                                       -----------    -----------    -----------    -----------    -----------    -----------
          Total increase
            (decrease)                   9,867,387    (4,399,082)     20,455,162      5,111,052      1,384,132      6,003,956
NET ASSETS:
Balance at beginning of period          56,442,570     49,319,378     57,061,615     25,392,724      3,444,869             --
                                       -----------    -----------    -----------    -----------    -----------    -----------
Balance at end of period               $66,309,957    $44,920,296    $77,516,777    $30,503,776     $4,829,001     $6,003,956
                                       ===========    ===========    ===========    ===========    ===========    ===========


  The accompanying notes to financial statements are an integral part of these statements.



                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1997 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES --

     Principal Preservation Portfolios, Inc. (the "Fund"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with eight portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Wisconsin Tax-Exempt Portfolio and the Cash Reserve Portfolio. This report contains the information of all portfolios, except for the Cash Reserve Portfolio and the Wisconsin Tax-Exempt Portfolio, information with respect to which is contained in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

     The following is a summary of the significant accounting policies of the Fund.

(a)  Long-Term Securities and Short-Term Investments

     The long-term tax-exempt securities are valued at market or fair value using quotations by an independent pricing service (the "Service"). When in the judgment of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Securities for which, in the judgment of the Service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio's securities) are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

     Long-term taxable fixed income securities are valued at market using quotations provided by an independent pricing service.

     Common and preferred stocks are valued at the last sales price reported by the New York Stock Exchange, other appropriate exchanges, or NASDAQ, on the date of valuation. Common and preferred stocks not traded on that date are valued at the last bid price.

     Short-term investments are valued at amortized cost, which approximates market value.

     Investment transactions are recorded on the trade date.

     Premiums on long-term tax-exempt securities are amortized to the shorter of call date or maturity. The fund does not amortize premiums on taxable long-term securities. The fund amortizes all discounts on taxable securities and on original issue discount tax-exempt securities.

(b)  Option Transactions

     For hedging purposes, the S&P 100 Plus Portfolio and the PSE Tech 100 Index Portfolio may buy and sell put and call options, write covered call options on portfolio securities, write cash-secured puts, and write call options that are not covered for cross-hedging purposes. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The S&P 100 Plus Portfolio also may write over-the-counter options where the completion of the obligation is dependent upon the credit standing of another party.

     Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

(c)  Futures Contracts

     The S&P 100 Plus and PSE Tech 100 Index Portfolios may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are based upon their quoted daily settlement prices.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

(d)  Net Realized Gains and Losses and Investment Income

     Net realized gains and losses on securities sales (including options) are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Total net realized gains on investments for the period ended June 30, 1997, were comprised of the following:

                                                                            PSE
                                          S&P 100  DIVIDEND    SELECT  TECH 100
                  TAX-EXEMPT GOVERNMENT      PLUS ACHIEVERS     VALUE     INDEX
                  ---------- ----------   ------- ---------    ------  --------
Net realized gains
  on investments    $302,505 $15,883    $673,785  $247,959  $205,592   $98,615
Net realized gains
  on options and
    futures               --      --     398,476        --        --    28,488
                    -------- -------  ----------  --------  --------  --------
Total net realized gains
  (losses) on
    investments     $302,505 $15,883  $1,071,251  $247,959  $205,592  $127,103
                    ======== =======  ==========  ========  ========  ========

(e)  Federal Income Taxes

     Provision has not been made for Federal income taxes since each portfolio has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 1996, the Tax-Exempt Portfolio has Federal income tax capital loss carryforwards of $47,000 expiring in 2001 and $141,270 expiring in 2003; the Government Portfolio has capital loss carryforwards of $2,525,636 expiring in 2002. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforwards are exhausted.

     Distributions in excess of net investment income in the Tax-Exempt Portfolio of $24,414 for the year ended December 31, 1996, respectively, are the result of different accounting treatment of market discount on investments for book and tax purposes. This distribution does not represent a tax return of capital.

     Distributions in excess of net realized gains on investments in the Select Value Portfolio and PSE Tech 100 Index Portfolio of $1,280 and $18,730, respectively, for the year ended December 31, 1996, are the result of losses on wash sales which are recognized for book purposes but not for tax purposes. This distribution does not represent a tax return of capital.

     Distributions in excess of net realized gains on investments in the S&P 100 Plus Portfolio of $20,209, for the year ended December 31, 1996 are as a result of the reversal of Section 1256 mark to market loss utilized in 1995. This distribution does not represent a tax return of capital.

(f)  Expenses

     Fund expenses associated with a specific portfolio are charged to that portfolio as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the portfolios based upon the ratio of the net assets of each portfolio to the combined net assets of the Fund.

(g)  Distributions to Shareholders

     Dividends to shareholders are recorded on the ex-dividend date.

(h)  Deferred Organization Costs

     Costs incurred with the organization, initial registration and public offering of shares aggregating $13,627 for the Select Value Portfolio and $16,900 for the PSETech 100 Index Portfolio have been paid by the Fund and are being amortized over a five year period.

(i)  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES -

     On January 31, 1996, the Fund assigned its Investment Advisory Agreements (the "Agreements") with B.C. Ziegler and Company ("Ziegler"), (with whom certain officers and directors of the Fund are affiliated) to Ziegler Asset Management, Inc., ("ZAMI") to serve as Investment Advisor (the "Advisor"). Both Ziegler and ZAMI are wholly owned subsidiaries of The Ziegler Companies, Inc. and therefore the assignment did not constitute a change in control. Pursuant to the Agreement, ZAMI manages the Tax-Exempt Portfolio, Government Portfolio, Dividend Achievers Portfolio and PSE Tech 100 Index Portfolio. Under the Agreement, the Tax-Exempt and Government Portfolios pay ZAMI a monthly fee based upon the average daily net assets of each portfolio at the rate of .60% of the first $50,000,000 of each portfolio's average daily net assets, reducing to .50% on the next $200,000,000 of each portfolio's average daily net assets and .40% of each portfolio's average daily net assets in excess of $250,000,000.

     Under its Agreement, the Dividend Achievers Portfolio pays ZAMI a monthly fee based upon the Dividend Achievers average daily net assets at the rate of
 .75% of the first $250,000,000 of average daily net assets, reducing to .70% on the next $250,000,000 and .65% on the average daily net assets of over $500,000,000.

     Under its Agreement, the PSETech 100 Index Portfolio pays ZAMI a monthly fee based upon the PSE Tech 100 average daily net assets at the rate of .50% of the first $50,000,000 of average daily net assets, .30% of the next $200,000,000 of average daily net assets, .25% of the next $250,000,000 of average daily net assets and .20% of average daily net assets in excess of $500,000,000.

     Pursuant to the Agreement, ZAMI has retained Skyline Asset Management, Inc. ("Skyline") to manage the Select Value Portfolio. Under the Agreement, the Select Value Portfolio pays ZAMI a monthly fee based on the average daily net assets of the Portfolio at the rate of .75% of the first $250,000,000 of the Portfolio's average daily net assets, and .65% on average daily net assets exceeding $250,000,000. ZAMI pays Skyline 50% of the fee paid by the Select Value Portfolio.

     Pursuant to the Agreement, ZAMI has retained PanAgora Asset Management, Inc. ("PanAgora") to manage the S&P 100 Plus Portfolio. Under the Agreement, the S&P 100 Plus Portfolio pays Ziegler a monthly fee based on the average daily net assets of the Portfolio at the rate of .575% of the first $20,000,000 of the Portfolio's average daily net assets, .45% on the next $30,000,000, .40% on the next $50,000,000 in assets, .35% on the next $400,000,000 in assets, down to
 .30% on average daily net assets over $500,000,000. ZAMI pays PanAgora .20% on the first $100,000,000 in assets and 50% of the fee paid by the S&P 100 Plus Portfolio, net of a pro rata amount of expenses, if any, paid by ZAMI in the operation of the Portfolio.

     The Advisor voluntarily reimbursed the Government Portfolio $11,771, S&P 100 Plus Portfolio $23,381, the Dividend Achievers Portfolio $17,020, the Select Value Portfolio $42,914 and the PSE Tech 100 Index Portfolio $69,532. The Advisor is not obligated to continue the voluntary reimbursement in the future.

     Ziegler has an Accounting and Pricing Agreement with the Fund to perform accounting and pricing services, a Depository Agreement with the Fund to be the depository for all investment securities and cash, and a Transfer and Dividend Disbursing and Shareholder Services Agency Agreement with the Fund to provide Transfer Agent Services. In addition, each Portfolio pays Ziegler commissions on sales of Portfolio shares. The transfer agent fees, commissions, accounting and pricing fees and depository fees paid to Ziegler for the six months ended June 30, 1997, were as follows for each Portfolio:

                              COMMISSIONS ON   ACCOUNTING
                      TRANSFER     PORTFOLIO  AND PRICING DEPOSITORY     12B-1
                    AGENT FEES        SHARES         FEES       FEES      FEES
                    ---------- -------------  ----------- ----------     -----
 Tax-Exempt Portfolio   $22,218   $  6,247      $14,587     $11,087   $ 51,271
 Government Portfolio    23,405      8,644       11,470       8,973     42,266
 S&P100 Plus Portfolio   38,899    117,649       17,391      12,910     86,241
 Dividend Achievers
   Portfolio             16,205     10,499        9,853       6,590     37,491
 Select Value Portfolio   2,843     13,543        9,500       1,744      3,120
 PSE Tech 100 Index
   Portfolio              7,231     26,622        9,500       3,134      6,920
                       --------   --------      -------     -------   --------
               TOTAL   $110,831   $185,864      $72,301     $44,441   $227,309
                       ========   ========      =======     =======   ========

     During the period ended June 30, 1997, an affiliate of Ziegler received $5,562 representing commissions from the purchases and sales of investments of the Dividend Achievers Portfolio.

3.   INVESTMENT TRANSACTIONS --

     Purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 1997 aggregated:

                                     PURCHASES     PROCEEDS FROM SALES
                                     ---------     -------------------
 Tax-Exempt Portfolio              $51,100,400             $55,412,952
 Government Portfolio               12,781,952              15,910,750
 S&P100 Plus Portfolio              15,861,225               9,072,426
 Dividend Achievers Portfolio        2,398,915               2,168,871
 Select Value Portfolio              3,221,290               2,929,697
 PSE Tech 100 Index Portfolio        5,279,151                 513,376

  Net tax basis unrealized appreciation (depreciation) on investments as of June 30, 1997, included:

                                                                                                                          PSE
                                                                         S&P 100       DIVIDEND         SELECT       TECH 100
                                        TAX-EXEMPT     GOVERNMENT           PLUS      ACHIEVERS          VALUE          INDEX
                                       -----------    -----------    -----------    -----------    -----------    -----------
Gross unrealized appreciation             $448,656       $357,891    $29,886,145    $17,168,181       $623,463     $2,049,623
Gross unrealized (depreciation)          (119,022)      (642,817)      (702,280)             --       (89,923)      (309,095)
                                       -----------    -----------    -----------    -----------    -----------    -----------
Net unrealized appreciation
  (depreciation)                         $ 329,634     $(284,926)    $29,183,865    $17,168,181     $  533,540     $1,740,527
                                       ===========    ===========    ===========    ===========     ==========    ===========
Tax basis cost of investments          $60,736,660    $41,008,725    $67,345,332    $18,271,699     $5,492,236    $10,429,230
                                       ===========    ===========    ===========    ===========     ==========    ===========


4.   LINE OF CREDIT --

     The Fund has an available line of credit of $3,000,000. However, each Portfolio's borrowings, by investment restriction, cannot exceed 10% of the total net assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. All borrowings under this line of credit are guaranteed by Ziegler. Each Portfolio's policies allow borrowings for temporary or emergency purposes.

5.   CAPITAL SHARE TRANSACTIONS --

(a) The Fund has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Fund's shares are divided into the separate portfolios. The Fund's 300,000,000 authorized shares are allocated to the existing portfolios as follows:

                                      AUTHORIZED SHARES
                                      -----------------
Tax-Exempt Portfolio                         50,000,000
Government Portfolio                         50,000,000
S&P100 Plus Portfolio                        50,000,000
Dividend Achievers Portfolio                 50,000,000
Select Value Portfolio                       50,000,000
PSE Tech 100 Index Portfolio                 50,000,000
                                            -----------
                              TOTAL         300,000,000
                                            ===========

     The Cash Reserve Portfolio has been allotted 400,000,000 shares, 200,000,000 shares of which are designated as Class X Common Stock (the Retail Class) and 200,000,000 shares of which are designated Class Y Common Stock (the Institutional Class) and the Wisconsin Tax-Exempt Portfolio has been allotted 50,000,000 shares. The remaining 250,000,000 Fund shares may be allocated to any of the above portfolios, the Cash Reserve Portfolio, the Wisconsin Tax-Exempt Portfolio or to new portfolios as determined by the Board of Directors. The shares of each Portfolio have equal rights and privileges with all other shares of that Portfolio.

(b) Capital share activity during the year ended December 31, 1996 and the period ended June 30, 1997, were as follows:

                                                                                                                          PSE
                                                                         S&P 100       DIVIDEND         SELECT       TECH 100
                                        TAX-EXEMPT     GOVERNMENT           PLUS      ACHIEVERS          VALUE         INDEX*<F22>
                                       -----------    -----------    -----------    -----------    -----------    -----------
SHARES OUTSTANDING
  AT DECEMBER 31, 1995                   6,010,621      5,116,732      2,922,304      1,496,326        337,356             --
  Shares issued                          2,002,713        184,756        659,065        112,219         82,311        558,213
  Shares issued in distributions           191,596        214,869        251,205         45,606         66,517         14,582
  Shares redeemed                      (1,071,548)      (634,765)      (321,653)      (129,911)       (46,028)       (15,052)
                                        ----------     ----------     ----------     ----------      ---------      ---------

SHARES OUTSTANDING
  AT DECEMBER31, 1996                    7,133,382      4,881,592      3,510,921      1,524,240        440,156        557,743
  Shares issued                             35,526         52,684        239,938         66,035         72,237        424,885
  Shares issued in distributions            94,909        100,998         18,098          3,032             --          2,082
  Shares redeemed                        (632,808)      (539,800)      (120,092)       (47,466)       (11,605)       (15,063)
                                        ----------     ----------     ----------     ----------      ---------      ---------

SHARES OUTSTANDING
  AT JUNE 30, 1997                       6,631,009      4,495,474      3,648,865      1,545,841        500,788        969,647
                                        ==========     ==========     ==========     ==========      =========       ========

*<F22>Amounts shown for the PSE Tech 100 Index Portfolio are the result of the Fund's operations from its commencement of operations on June 10, 1996.


(c) For the S&P 100 Plus Portfolio, the Dividend Achievers Portfolio, the Select Value Portfolio and the PSE Tech 100 Index Portfolio, the maximum offering price per share is computed based on a maximum sales charge of 4.5% of the offering price or 4.71% of the net asset value. For the purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 95.5.

    For the Tax-Exempt and Government Portfolios, the maximum offering price per share is computed based on a maximum sales charge of 3.5% of the offering price or 3.62% of the net asset value. For these portfolios the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

6.  FUTURES CONTRACTS WRITTEN --

  An analysis of the futures contracts written for the period ended June 30, 1997, in the S&P 100 Plus and PSE Tech 100 Index Portfolios, respectively, were as follows:

                                                             AGGREGATE FACE
                                    NUMBER OF CONTRACTS  VALUE OF CONTRACTS
                                    -------------------  ------------------
 S&P 100 PLUS PORTFOLIO:
 Outstanding at December 31, 1996                    17        $  6,329,536
 Contracts opened                                    28          11,311,599
 Contracts closed                                  (39)        (15,194,962)
                                                   ----        ------------
 Outstanding at June 30, 1997                         6        $  2,446,173
                                                   ====        ============

                                                             AGGREGATE FACE
                                    NUMBER OF CONTRACTS  VALUE OF CONTRACTS
                                    -------------------  ------------------
 PSE TECH 100 INDEX PORTFOLIO:
 Outstanding at December 31, 1996                     3        $    369,474
 Contracts opened                                     7             946,356
 Contracts closed                                     7           (895,806)
                                                   ----        ------------
 Outstanding at June 30, 1997                         3        $    420,024
                                                   ====        ============

  The number of financial futures contracts and the gross unrealized appreciation, as of June 30, 1997, for each Portfolio were as follows:

                                                                 UNREALIZED
                                    NUMBER OF CONTRACTS        APPRECIATION
                                    -------------------        ------------
 S&P 100 PLUS PORTFOLIO:
 S&P 500 Financial Futures Contract
   expiration date September 1997                     6            $224,577

 PSE TECH 100 INDEX PORTFOLIO:
 PSE Technology 100 Index Futures
   Contract expiration
     date September 1997                              3              $6,951



                              TAX-EXEMPT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1997 (UNAUDITED)

   PRINCIPAL                                                                                     S&P   MOODY'S
      AMOUNT        DESCRIPTION                                                               RATING    RATING          VALUE
  ----------        ------------                                                             -------  --------         ------

LONG-TERM TAX-EXEMPT SECURITIES -- 98.7%

ALABAMA -- 3.3%
  $1,000,000        Private Colleges and Universities Facilities Authority (Alabama)
                    Revenue Bonds (Tuskegee University Project), Series 1996-A, 5.90%,
                    due 09-01-2016                                                               AAA       Aaa     $1,015,000

   1,000,000        Refunding and Capital Outlay Special Tax Bonds, Series 1992,
                    Birmingham-Jefferson Civic Center Authority (Jefferson County,
                    Alabama), 5.50%, due 09-01-2014                                              AAA       Aaa        996,250

CALIFORNIA -- 9.2%
   1,000,000        State Public Works Board of the State of California, Lease Revenue
                    Refunding Bonds, (The Trustees of the California State University),
                    1996 Series A, (Various California State University Projects), 5.375%,
                    due 10-01-2017                                                               AAA       Aaa        977,500

   1,000,000        Los Angeles County Public Works Financing Authority, Lease Revenue
                    Bonds (Multiple Capital Facilities Project IV), 5.25%, due 12-01-2016        AAA       Aaa        957,500

   1,200,000        City and County of San Francisco Sewer Revenue Refunding Bonds,
                    Series 1992, 5.50%, due 10-01-2015                                           AAA       Aaa      1,191,000

   1,000,000        The Regents of the University of California Refunding Revenue Bonds,
                    (Multiple Purpose Projects), Series B, 5.00%, due 09-01-2016                 AAA       Aaa        923,750

   1,875,000        The Regents of the University of California Refunding Revenue Bonds,
                    (Multiple Purpose Projects), Series C, 4.75%, due 09-01-2016                 AAA       Aaa      1,666,406

CONNECTICUT -- 1.6%
   1,000,000        City of Bridgeport, Connecticut, General Obligation Bonds, 1997
                    Series A, 5.250%, due 03-01-2017                                             AAA       Aaa        965,000

FLORIDA -- 3.0%
   1,000,000        State of Florida, Full Faith and Credit, State Board of Education, Public
                    Education Capital Outlay Refunding Bonds, 1993 Series D, 5.125%,
                    due 06-01-2018                                                               AA+       Aa2        942,500

   1,000,000        State of Florida, Full Faith and Credit, State Board of Education, Public
                    Education Capital Outlay Refunding Bonds, 1995 Series D, 4.75%,
                    due 06-01-2017                                                               AA+       Aa2        900,000

HAWAII -- 1.6%
   1,000,000        State of Hawaii General Obligation Bonds, (Unlimited Tax), Series CL,
                    FGIC-TCRS Insured, 5.25%, due 03-01-2015                                     AAA       Aaa        975,000

ILLINOIS -- 8.2%
   1,000,000        City of Aurora, Kane, Dupage, Kendall and Will Counties, Illinois,
                    General Obligation Corporate Purpose Bonds, Series 1996, 5.875%,
                    due 01-01-2016                                                               AAA       Aaa      1,018,750

   2,000,000        Illinois Health Facilities Authority, Revenue Bonds, (Trinity Medical
                     Center), 5.875%, due 07-01-2016                                             AAA       Aaa      2,025,000

   1,000,000        Illinois Health Facilities Authority, Revenue Bonds, Series 1996,
                    (Silver Cross Hospital), 5.875%, due 08-15-2016                              AAA       Aaa      1,012,500

   1,000,000        The Board of Trustees of Northern Illinois University, Auxiliary
                    Facilities System Revenue Bonds, Series 1996, 5.70%, due 04-01-2016          AAA       Aaa      1,006,250

INDIANA --7.7%
   1,000,000        Carmel High School Building Corporation, (Hamilton County, Indiana),
                    First Mortgage Bonds, Series 1996, 5.25%, due 01-15-2018                     AAA       Aaa        957,500

   1,000,000        Evansville-Vanderburgh County, (Indiana), Building Authority Excise
                    and Income Tax Lease Rental Bonds of 1996, 5.80%, due 08-01-2016             AAA       Aaa      1,011,250

   1,000,000        Goshen Multi-School Building Corp., First Mortgage Bonds, Series
                    1996, 5.60%, due 01-15-2016                                                  AAA       Aaa      1,001,250

   1,500,000        Indiana State Office Building Commission Capitol Complex Revenue
                    Bonds, Series 1990A (Senate Avenue Parking Facility), 7.40%,
                    due 07-01-2015                                                               AAA       Aaa      1,820,625

LOUISIANA -- 2.0%
   1,240,000        Parishwide School District of the Parish of Orleans, State of Louisiana,
                    General Obligation School Bonds, Series 1995, 5.375%,
                    due 09-01-2018                                                               AAA       Aaa      1,220,656

MAINE -- 1.5%
   1,000,000        Maine Health and Higher Educational Facilities Authority, Revenue
                    Bonds, Series 1993C, (Maine Medical Center), 5.00%, due 11-15-2013           AAA       Aaa        937,500

MASSACHUSETTS -- 1.6%
   1,000,000        Massachusetts Water Resources Authority, General Revenue Refunding
                    Bonds, 1992 Series B, 5.500%, due 11-01-2015                                 AAA       Aaa        992,500

MICHIGAN -- 6.3%
   1,000,000        City of Dearborn, County of Wayne, State of Michigan, Sewage
                    Disposal System Revenue Bonds, Series 1995A, 5.125%,
                    due 04-01-2016                                                               AAA       Aaa        943,750

   1,000,000        Ecorse Public Schools, Wayne County, Michigan, 1997 School
                    Building and Site Bonds, (Unlimited Tax General Obligation), 5.50%,
                    due 05-01-2017                                                               AAA       Aaa        985,000

   1,000,000        Board of Control of Grand Valley State University, General Revenue
                    and Refunding Bonds, Series 1997, 5.25%, due 10-01-2017                      AAA       Aaa        962,500

   1,000,000        Paw Paw Public Schools, County of Van Buren, State of Michigan,
                    1995 School Building and Site Bonds, (General Obligation-Unlimited
                    Tax), 5.60%, due 05-01-2015                                                  AAA       Aaa      1,007,500

MINNESOTA -- 3.4%
   1,000,000        General Obligation School Building Bonds of 1995, Special School
                    District No. 1 Minneapolis, Minnesota, 5.375%, due 02-01-2014                AAA       Aaa      1,001,250

   1,200,000        St. Paul, Minnesota, Independent School District #625, Series A,
                    General Obligation, (Unlimited Tax), 4.75%, due 02-01-2016                    AA       Aa1      1,098,000

MISSOURI -- 4.7%
   1,000,000        School District of Kansas City, Missouri, Building Corp. Insured
                    Leasehold Revenue Bonds, Series 1993, (The School District of Kansas
                    City, Missouri, Capital Improvement Project), 5.00%, due 02-01-2014          AAA       Aaa        951,250

   2,000,000        Convention and Sports Facility Project and Refunding Bonds, Series A
                    1993, annually renewable lease payments made by State of Missouri,
                    5.60%, due 08-15-2017                                                        AAA       Aaa      1,985,000

NEW HAMPSHIRE -- 1.7%
   1,000,000        New Hampshire Municipal Bond Bank, 1996 Series D Bonds, 5.50%,
                    due 01-15-2013                                                               AAA       Aaa      1,037,588

NEWYORK -- 1.6%
   1,000,000        Montgomery, Otsego, Schoharie Counties, New York, Solid Waste
                    Management Authority, Revenue Refunding Bonds, Series A, 5.25%,
                    due 01-01-2014                                                               AAA       Aaa        971,250

OHIO -- 9.4%
   1,800,000        Greater Cleveland Regional Transit Authority, General Obligation,
                    (Limited Tax), Capital Improvement Bonds, Series 1996, 5.650%,
                    due 12-01-2016                                                               AAA       Aaa      1,820,250

   1,000,000        County of Cuyahoga, Ohio, General Obligation, (Limited Tax), Various
                    Purpose Improvement Bonds, Series 1995, 5.25%, due 11-15-2015                 AA       Aa2        976,250

   1,000,000        County of Franklin, Ohio, Hospital Refunding and Improvement Bonds,
                    1996 Series A, (The Children's Hospital Project), 5.75%,
                    due 10-01-2015                                                                NR       Aa3      1,016,250

   1,000,000        State of Ohio, (Ohio Higher Educational Facility Commission), Higher
                    Educational Facility Revenue Bonds, (Oberlin College Project), Series 1993,
                    5.375%, due 10-01-2015                                                        AA        NR        983,750

   1,000,000        State of Ohio Turnpike, Revenue Bonds, 1996 Series A, Issued by the
                    Ohio Turnpike Commission, 5.70%, due 02-15-2017                              AAA       Aaa      1,015,000

OKLAHOMA -- 4.6%
   1,020,000        Norman Regional Hospital Authority, (Norman, Oklahoma), Hospital
                    Revenue Refunding Bonds, 1996 Series A, 5.625%, due 09-01-2016               AAA       Aaa      1,012,350

   1,800,000        Pottawatomie County Development Authority, Water Revenue Bonds,
                    Series 1993, (North Deer Creek Reservoir Project), 5.80%,
                    due 07-01-2015                                                               AAA       Aaa      1,813,500

PENNSYLVANIA -- 10.5%
   2,000,000        Delaware County Authority, Revenue Bonds, Series of 1996, (Elwyn,
                    Inc. Project), 5.650%, due 06-01-2016                                        AAA       Aaa      1,997,500

   1,000,000        Ephrata Area School District, Lancaster County, Pennsylvania, General
                    Obligation Bonds, Series of 1996, 5.75%, due 10-15-2016                      AAA       Aaa      1,012,500

   1,000,000        The Harrisburg Authority, Dauphin County, Pennsylvania, Tax-Exempt
                    Revenue Bonds, (The City of Harrisburg Project), Series II of 1997,
                    5.625%, due 09-15-2017                                                       AAA       Aaa        996,250

   2,505,000        County of Montgomery, Pennsylvania, General Obligation Bonds,
                    Series of 1997, 5.40%, due 09-15-2018                                        AAA       Aaa      2,495,606

RHODE ISLAND -- 1.8%
   1,150,000        Rhode Island Convention Center Authority, Revenue Bonds, 1993
                    Series A, 5.50%, due 05-15-2013                                              AAA       Aaa      1,144,250

TENNESSEE -- 1.6%
   1,000,000        The Sports Authority of the Metro Government of Nashville &
                    Davidson County, Public Improve Revenue Bonds, (Stadium Project),
                    Series 1996, 5.75%, due 07-01-2014                                           AAA       Aaa      1,017,500

TEXAS -- 3.2%
   1,000,000        Corpus Christi Independent School District, (Nueces County, Texas),
                    Unlimited Tax School Building and Refunding Bonds, Series 1995,
                    5.40%, due 08-15-2015                                                        AAA       Aaa        992,500

   1,000,000        City of Dallas, Texas, (Dallas, Denton & Collin Counties), Waterworks
                    and Sewer System Revenue Refunding and Improvement Bonds, Series
                    1997, 5.375%, due 04-01-2015                                                  AA       Aa2        978,750

VIRGINIA -- 1.6%
   1,000,000        Hampton Roads Regional Jail Authority, Regional Jail Facility,
                    Revenue Bonds, Series A, 5.625%, due 07-01-2016                              AAA       Aaa      1,008,750

WASHINGTON -- 3.2%
   1,000,000        Port Seattle, Washington, Revenue Bonds, Series A, 5.50%,
                    due 10-01-2017                                                               AAA       Aaa        992,500

   1,000,000        State of Washington, General Obligation Bonds, Series AT-6, 5.75%,
                     due 02-01-2017                                                               AA       Aa1      1,008,750

WISCONSIN -- 5.4%
   1,000,000        Wisconsin Health and Educational Facilities Authority, Revenue
                    Bonds, Series 1996, (The Medical College of Wisconsin, Inc. Project),
                    5.40%, due 12-01-2016                                                        AAA       Aaa        960,000

   1,000,000        Wisconsin Health and EducationalFacilities Authority, Revenue
                    Bonds, Series 1995, (Franciscan Skemp Medical Center, Inc.),
                    6.125%, due 11-15-2015                                                       AA+        NR      1,032,500

   1,350,000        Wisconsin Health and EducationalFacilities Authority, Revenue
                    Bonds, Series 1996, (Aurora Medical Group, Inc. Project),
                    5.60%, due 11-15-2016                                                        AAA       Aaa      1,334,812

Total Long-Term Tax-Exempt Securities (Cost $60,785,298)                                                           61,066,293

SHORT-TERM TAX-EXEMPT SECURITIES -- 0.0%
MONEY MARKET -- 0.0%
         187        Federated Tax-Free Trust                                                                              187
                                                                                                                  -----------
Total Short-Term Tax-Exempt Securities                                                                                    187
                                                                                                                  -----------
Total Investments                                                                                                 $61,066,480
                                                                                                 \                 ===========

 NR: Not Rated.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.



                              GOVERNMENT PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1997 (UNAUDITED)

   PRINCIPAL                         INTEREST                          MARKET
      AMOUNT   DESCRIPTION               RATE       MATURITY            VALUE
  ----------   -----------           --------       --------           ------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 98.3%
U.S. GOVERNMENT OBLIGATIONS -- 92.8%
 $ 4,200,000   U.S. Treasury Note      7.875%     08-15-2001       $4,429,685
   6,300,000   U.S. Treasury Note     11.625%     11-15-2002        7,782,466
   8,500,000   U.S. Treasury Note     11.125%     08-15-2030       10,486,875
   8,650,000   U.S. Treasury Note      7.875%     11-15-2004        9,333,886
   4,575,000   U.S. Treasury Bond     10.750%     08-15-2005        5,770,219
                                                                  -----------
Total U.S. Government Obligations                                  37,803,131
                                                                  -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION POOLS -- 5.5%
     815,808   *<F23>Pool #419701      7.000%     06-15-2027          818,867
     249,000   *<F23>Pool #431989      7.000%     07-15-2027          248,930
     159,586   *<F23>Pool #436794      7.000%     06-15-2027          160,184
   1,004,607   *<F23>Pool #441570      7.000%     06-15-2027        1,008,374
                                                                  -----------
Total Agency Obligations                                            2,236,355
                                                                  -----------
Total U.S. Government and Agency
  Obligations (cost $41,008,725)                                   40,039,486
                                                                  -----------
SHORT-TERMINVESTMENTS -- 5.6%
MONEYMARKET -- 0.1%
      53,101   Dreyfus Treasury Prime Cash Management                  52,102
                                                                  -----------
DISCOUNT NOTE -- 5.5%
   2,265,000   +<F24>Federal National
                 Mortgage Association  5.420%     07-17-1997        2,259,544
                                                                  -----------
Total Short-Term Investments                                        2,311,646
                                                                  -----------
Total Investments                                                 $42,351,132
                                                                  ===========

*<F23>Purchased "When as and if issued" with July settlement.
+<F24>Segregated as collateral against WAII.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.


                             S&P 100 PLUS PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1997 (UNAUDITED)

                                            NUMBER
                                         OF SHARES              MARKET
                                      OR PAR VALUE               VALUE
                                      ------------              ------

COMMON STOCKS -- 97.1%

BASIC INDUSTRIES -- 5.4%
     Aluminum Company of America             5,300            $399,488
*<F25>Bethlehem Steel Corporation            3,400              35,488
     Boise Cascade Corporation               1,466              51,768
     Champion International                  2,900             160,225
     Dow Chemical Company                    7,450             649,081
     Homestake Mining Company                4,500              58,781
     International Paper Company             9,200             446,775
     Monsanto Company                       18,000             775,125
     Weyerhaeuser Company                    6,100             317,200
     DuPont (E.I.) de Nemours
       and Company                          35,400           2,225,775
                                                           -----------
                                                             5,119,706
                                                           -----------
CONSUMER DURABLES -- 3.8%
     Black & Decker Corporation               2,900            107,844
     Brunswick Corporation                   3,000              93,750
     Chrysler Corporation                   21,500             705,469
     Ford Motor Company                     36,200           1,366,550
     General Motors Corporation             23,500           1,308,656
                                                           -----------
                                                             3,582,269
                                                           -----------
CONSUMER NONDURABLES -- 10.8%
     Avon Products, Inc.                     4,100             289,306
     Coca-Cola Company                      79,800           5,386,500
     Colgate-Palmolive Company               8,900             580,725
     Eastman Kodak Company                  10,200             782,850
     Heinz (H.J.) Company                   11,200             516,600
     International Flavors & Fragrances Inc. 3,350             169,175
     PepsiCo, Inc.                          57,500           2,159,844
     Polaroid Corporation                    1,400              77,700
     Ralston Purina Group                    3,200             263,000
                                                           -----------
                                                            10,225,700
                                                           -----------
CONSUMER SERVICE -- 7.4%
     Walt Disney Company                    21,600           1,733,400
*<F25>Harrah's Entertainment, Inc.           3,150              56,700
*<F25>Kmart Corporation                     14,800             181,300
     Limited  (The), Inc.                    8,239             166,840
     May Department Stores Company           7,500             354,375
     McDonald's Corporation                 21,300           1,029,055
     Sears, Roebuck & Co.                   12,000             645,000
     Tandy Corporation                       1,800             100,800
*<F25>Toys "R" Us, Inc.                      8,825             308,875
     Wal-Mart Stores, Inc.                  72,600           2,454,788
                                                           -----------
                                                             7,031,133
                                                           -----------
CAPITAL GOODS -- 12.9%
     Allegheny Teledyne Inc.                 5,292             142,884
     The Boeing Company                     25,812           1,369,649
     Fluor Corporation                       2,600             143,487
     General Dynamics Corporation            1,900             142,500
     General Electric Company              118,700           7,760,013
     Minnesota Mining &
       Manufacturing Company                12,800           1,305,600
     Raytheon Company                        7,200             367,200
     Rockwell International Corporation      6,700             395,300
     United Technologies Corporation         7,300             605,900
                                                           -----------
                                                            12,232,533
                                                           -----------
ENERGY -- 11.5%
     Amoco Corporation                      15,200           1,321,450
+<F26>Atlantic Richfield Company             9,800             690,900
     Baker Hughes Incorporated               4,460             172,546
     Coastal Corporation                     3,200             170,200
+<F26>Exxon Corporation                     79,300           4,876,950
     Halliburton Company                     3,800             301,150
     Mobil Corporation                      28,300           1,977,463
     Occidental Petroleum Corporation       10,100             253,131
     Schlumberger Limited                    7,500             937,500
     Williams Companies, Inc.                4,800             210,000
                                                           -----------
                                                            10,911,290
                                                           -----------
FINANCIAL -- 9.8%
     American International Group, Inc.     14,843           2,217,173
     American Express Company               14,500           1,080,250
     American General Corporation            6,200             296,050
     BankAmerica Corporation                27,000           1,743,187
     CIGNA Corporation                       2,300             408,250
     Citicorp                               14,900           1,796,381
     First Chicago NBD Corp.                 9,725             588,363
     Great Western Financial Corporation     4,250             228,438
     Hartford Financial Services Group       3,600             297,900
     Merrill Lynch & Co., Inc.              10,000             596,250
                                                           -----------
                                                             9,252,242
                                                           -----------

HEALTH CARE -- 12.1%
     Baxter International Inc.               8,300             433,675
     Bristol-Myers Squibb Company           31,920           2,585,520
     Columbia/HCA Healthcare
       Corporation                          20,500             805,906
     Johnson &Johnson                       47,700           3,070,688
     Mallinckrodt, Inc.                      2,300              87,400
     Merck & Co., Inc.                      38,500           3,984,750
     Pharmacia & Upjohn, Inc.               15,560             540,710
                                                           -----------
                                                            11,508,649
                                                           -----------
TECHNOLOGY -- 16.1%
     AMP Incorporated                        6,750             281,813
*<F25>Ceridan Corporation                    2,100              88,725
*<F25>Cisco Systems, Inc.                   25,100           1,684,837
*<F25>Computer Sciences Corporation          2,300             165,888
*<F25>Digital Equipment Corporation          4,800             170,100
*<F25>Federal Express Corporation            3,500             202,125
     Harris Corporation                      1,200             100,800
     Hewlett-Packard Company                32,000           1,792,000
     Honeywell Inc.                          3,900             295,912
     International Business Machines
       Corporation                          33,000           2,976,188
     Intel Corporation                      30,100           4,268,556
*<F25>National Semiconductor Corporation     4,300             131,687
     Northern Telecom Limited                7,900             718,900
*<F25>Oracle Corporation                    20,650           1,040,244
     Tektronix, Inc.                         1,000              60,000
     Texas Instruments Inc.                  5,800             487,562
*<F25>Unisys Corporation                     5,400              41,175
     Xerox Corporation                       9,891             780,153
                                                           -----------
                                                            15,286,665
                                                           -----------
TRANSPORTATION -- 1.0%
     Burlington Northern Santa Fe
       Corporation                           4,700             422,413
     Delta Air Lines, Inc.                   2,200             180,400
     Norfolk Southern Corporation            3,800             382,850
                                                           -----------
                                                               985,663
                                                           -----------

UTILITIES -- 6.3%
     AT&T Corp.                             39,492        $  1,384,688
     American Electric Power
       Company, Inc.                         5,700             239,400
     Ameritech Corporation                  15,800           1,073,412
+<F26>Bell Atlantic Corporation             12,400             940,850
     Entergy Corporation                     7,100             194,363
     MCI Communications Corporation         20,900             800,077
     NYNEX Corporation                      13,400             772,175
     Southern Company                       20,600             450,625
     Unicom Corporation                      6,600             146,850
                                                           -----------
                                                             6,002,440
                                                           -----------
Total Common Stocks
(Cost $50,150,607)                                          92,138,290
                                                           -----------
U.S. GOVERNMENTAND AGENCY OBLIGATIONS -- 1.8%
+<F26>U.S. Treasury Bill
       5.54%, due 04-30-1998             1,800,000           1,720,157
                                                           -----------
Total Government Obligations
  (Cost $1,716,069)                                          1,720,157
                                                           -----------
SHORT-TERM INVESTMENTS -- 1.0%
MONEY MARKET -- 1.0%
     Dreyfus Cash Management Plus         $871,186             871,186
     Federated Master Trust                 97,236              97,236
                                                           -----------
                                                               968,422
                                                           -----------
Total Short-Term Investments                                   968,422
                                                           -----------
Total Investments                                          $94,826,869
                                                           ===========

FUTURES CONTRACTS
     S&P 500 Index Future expires
       September 1997                            6           2,670,750
                                                           -----------
Total Futures Contracts
  (Cost $2,446,173)                                          2,670,750
                                                           -----------

*<F25>Non-income producing
+<F26>Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.


                          DIVIDEND ACHIEVERS PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1997 (UNAUDITED)

                                            NUMBER
                                         OF SHARES              MARKET
                                      OR PAR VALUE               VALUE
                                      ------------              ------

COMMON STOCKS -- 97.6%
CONSUMER NONDURABLES -- 22.3%
     Coca-Cola Company                      16,000        $  1,080,000
     Eastman Kodak Company                  10,800             828,900
     Gillette Company                       21,600           2,046,600
     Heinz (H.J.) Company                   15,000             691,875
     Kimberly-Clark Corporation             21,600           1,074,600
     PepsiCo, Inc.                          37,000           1,389,812
     Sherwin-Williams Company               31,400             969,475
                                                           -----------
                                                             8,081,262
                                                           -----------
CONSUMER SERVICE -- 8.6%
     Walt Disney Company                    10,000             802,500
     McDonald's Corporation                 21,600           1,043,550
     Walgreen Co.                           24,000           1,287,000
                                                           -----------
                                                             3,133,050
                                                           -----------
CONSUMER NONCYCLICAL -- 2.5%
     Becton, Dickinson & Company            18,000             911,250
                                                           -----------
                                                               911,250
                                                           -----------
CAPITAL GOODS -- 10.3%
     Avery-Dennison Corporation             28,400           1,139,550
     General Electric Company               24,000           1,569,000
     Minnesota Mining &
       Manufacturing Company                10,000           1,020,000
                                                           -----------
                                                             3,728,550
                                                           -----------
ENERGY -- 9.6%
     Mobil Corporation                      14,400           1,006,200
     Royal Dutch Petroleum Company          24,000           1,305,000
     Williams Companies, Inc.               27,000           1,181,250
                                                           -----------
                                                             3,492,450
                                                           -----------
FINANCIAL -- 13.7%
     BankAmerica Corporation                20,000           1,291,250
     Federal Home Loan Mortgage
       Corporation                          16,000             550,000
     Federal National Mortgage
       Association                          36,000           1,570,500
     Green Tree Financial Corporation       14,750             525,469
     Jefferson-Pilot Corporation            15,000           1,048,125
                                                           -----------
                                                             4,985,344
                                                           -----------
HEALTH CARE -- 9.4%
     Johnson & Johnson                      21,600           1,390,500
     Merck & Co., Inc.                      12,000           1,242,000
     Pfizer, Inc.                            6,500             776,750
                                                           -----------
                                                             3,409,250
                                                           -----------
INDUSTRIAL -- 2.7%
     Illinois Tool Works, Inc.              20,000             998,750
                                                           -----------
                                                               998,750
                                                           -----------
TECHNOLOGY -- 11.7%
     Diebold, Inc.                          36,562           1,425,918
     Hewlett-Packard Company                20,000           1,120,000
     Intel Corporation                       8,100           1,148,681
     Xerox Corporation                       7,000             552,125
                                                           -----------
                                                             4,246,724
                                                           -----------
UTILITIES -- 6.8%
     British Telecommunications PLC
       Sponsored ADR                         7,500             556,875
     GTE Corporation                        10,000             438,750
     Southwestern Bell Corporation          10,800             668,250
     Sprint Corporation                     15,000             789,375
                                                           -----------
                                                             2,453,250
                                                           -----------
Total Common Stocks
(Cost $18,271,699)                                          35,439,880
                                                           -----------
SHORT-TERM INVESTMENTS -- 1.9%
MONEY MARKET
     Dreyfus Cash Management Plus         $655,604             655,604
     Federated Master Trust                 38,370              38,370
                                                           -----------
                                                               693,974
                                                           -----------
Total Short-Term Investments                                   693,974
                                                           -----------
Total Investments                                          $36,133,854
                                                           ===========
*Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.


                             SELECT VALUE PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1997 (UNAUDITED)

                                            NUMBER
                                         OF SHARES              MARKET
                                      OR PAR VALUE               VALUE
                                      ------------              ------

COMMON STOCKS -- 95.8%
AUTOS & TRANSPORTATION -- 6.2%
     Borg-Warner Automotive, Inc.            1,900            $102,719
     Canadian National Railway Company       2,700             118,125
*<F27>Gulfstream Aerospace Corporation       3,300              97,350
     USFreightways Corporation               2,800              72,450
                                                           -----------
                                                               390,644
                                                           -----------
BASIC INDUSTRIES -- 0.1%
     Cambrex Corporation                       100               3,962
                                                           -----------
                                                                 3,962
                                                           -----------
CONSUMER DISCRETIONARY -- 19.7%
     Fingerhut Companies, Inc.               7,000             122,063
*<F27>Furniture Brands International, Inc.   8,700             168,562
     Harman International Industries, Inc.   2,800             177,950
     Hughes Supply, Inc.                     5,400             216,000
     Harland (John H.) Company               5,100             166,344
     Kellwood Co.                            5,800             160,950
     Libbey, Inc.                            4,400             154,000
*<F27>World Color Press, Inc.                7,700             182,875
                                                           -----------
                                                             1,238,744
                                                           -----------
ENERGY -- 6.2%
*<F27>Forcenergy Inc.                        4,200             127,575
*<F27>Newfield Exploration Company           6,100             122,000
*<F27>Santa Fe Energy Resources, Inc.        9,400             138,063
                                                           -----------
                                                               387,638
                                                           -----------
FINANCIAL -- 24.2%
     American Heritage Life Investment
       Corporation                           3,900             128,700
     CMAC Investment Corporation             3,600             171,900
     Capital Re Corporation                  2,700             144,450
     Community First Bankshares, Inc.        3,200             122,800
*<F27>FIRSTPLUS Financial Group, Inc.        3,300             112,200
     Fremont General Corporation             2,700             108,675
     Horace Mann Educators Corporation       2,500             122,500
     PennCorp Financial Group, Inc.          3,600             138,600
     Peoples Heritage Financial Group, Inc.  3,400             128,775
     Sovereign Bancorp, Inc.                 8,280             126,270
     United Companies Financial
       Corporation                           3,800             107,350
     Western National Corporation            4,200             112,612
                                                           -----------
                                                             1,524,832
                                                           -----------
HEALTH CARE -- 5.7%
     Intergrated Health Services, Inc.       4,000             154,000
*<F27>Sierrs Health Services, Inc.           2,900              90,625
*<F27>Trigon Healthcare, Inc.                4,700             133,975
                                                           -----------
                                                               358,600
                                                           -----------
MATERIALS & PROCESSING -- 6.1%
*<F27>Essex International, Inc.              5,500             153,313
     TriMas Corporation                      4,400             123,750
*<F27>UCARInternational Inc.                 2,400             109,800
                                                           -----------
                                                               386,863
                                                           -----------
OTHER -- 12.4%
     Americal General
       Hospitality Corporation               2,800              69,300
     Arden Realty Group, Inc.                3,300              85,800
*<F27>Brylane Inc.                           5,800             223,662
     Cornerstone Properties Inc.             5,200              79,950
*<F27>General Cable Corp.                    4,100             105,062
*<F27>Lone Star Steakhouse &Saloon           2,800              72,800
     Prentiss Properties Trust               2,300              58,938
*<F27>Zale Corporation                       4,200              83,212
                                                           -----------
                                                               778,724
                                                           -----------
PRODUCER DURABLES -- 8.1%
     AGCOCorporation                         6,100             219,219
     Applied Power Inc. - Class A            2,400             123,900
     Cincinnati Milacron, Inc.               6,300             163,406
                                                           -----------
                                                               506,525
                                                           -----------
TECHNOLOGY -- 7.1%
*<F27>BancTec, Inc.                          5,700             147,844
*<F27>Coherent, Inc.                         3,400             151,300
     Wyle Electronics                        3,800             150,100
                                                           -----------
                                                               449,244
                                                           -----------
Total Common Stocks
 (Cost $4,909,006)                                           6,025,776
                                                           -----------

SHORT-TERM INVESTMENTS -- 3.6%
MONEYMARKET
     Dreyfus Cash Management Plus          $92,943         $    92,943
     Federated Master Trust                136,301             136,301
                                                           -----------
Total Short-Term Investments                                   229,244
                                                           -----------
Total Investments                                          $ 6,255,020
                                                           ===========
*<F27>Non-income producing

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.


                       PSE TECHNOLOGY 100 INDEX PORTFOLIO

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1997 (UNAUDITED)

                                            NUMBER
                                         OF SHARES              MARKET
                                      OR PAR VALUE               VALUE
                                      ------------              ------

COMMON STOCKS -- 96.1%
BIOTECHNOLOGY --5.7%
*+   Amgen, Inc.                             2,850       $     165,656
<F28><F29>
*+   Biogen, Inc.                            2,850              96,544
<F28><F29>
*<F28>Centocor, Inc.                         2,850              88,528
*+   Chiron Corporation                      2,850              59,494
<F28><F29>
*<F28>Genentech, Inc.                        2,850             167,972
*<F28>Immunex Corporation                    2,850             103,313
*<F28>Xoma Corporation                       2,850              13,716
                                                           -----------
                                                               695,223
                                                           -----------
CAD/CAM -- 2.0%
+<F29>Autodesk, Inc.                         2,850             109,191
*<F28>Evans & Sutherland Computer
       Corporation                           2,850              79,444
*<F28>Intergraph Corporation                 2,850              24,225
*<F28>Mentor Graphics Corporation            2,850              26,362
*<F28>QMS, Inc.                              2,850               7,481
                                                           -----------
                                                               246,703
                                                           -----------
DATA COMMUNICATIONS -- 14.2%
*<F28>3Com Corporation                       2,850             128,250
*+   Adaptec, Inc.                           2,850              99,038
<F28><F29>
*+   ADC Telecommunications, Inc.            2,850              95,119
<F28><F29>
*<F28>Ascend Communications                  2,850             112,219
*<F28>Bay Networks, Inc.                     2,850              75,703
*<F28>Cabletron Systems, Inc.                2,850              80,691
*<F28>Cisco Systems, Inc.                    2,850             191,306
*<F28>DSC Communications Corporation         2,850              63,412
     Harris Corporation                      2,850             239,400
*<F28>Novellus Systems, Inc.                 2,850             246,525
*<F28>Octel Communications Corporation       2,850              66,797
     Scientific - Atlanta, Inc.              2,850              62,344
     Symbol Technologies, Inc.               2,850              95,831
*<F28>Tellabs, Inc.                          2,850             159,244
                                                           -----------
                                                             1,715,879
                                                           -----------
DATA STORAGE AND PROCESSING -- 3.6%
*+   Applied Magnetics Corporation           2,850              64,481
<F28><F29>
*+   Exabyte Corporation                     2,850              36,516
<F28><F29>
*<F28>Komag, Incorporated                    2,850              46,669
*<F28>Quantum Corporation                    2,850              57,891
*<F28>Seagate Technology, Inc.               2,850             100,284
*<F28>Storage Technology Corporation         2,850             126,825
                                                           -----------
                                                               432,666
                                                           -----------
ELECTRONIC EQUIPMENT -- 1.3%
     AMP Incorporated                        2,850             118,988
     Sensormatic Electronics Corporation     2,850              36,694
                                                           -----------
                                                               155,682
                                                           -----------
INFORMATION PROCESSING -- 6.6%
*+   America Online, Inc.                    2,850             158,530
<F28><F29>
     Automatic Data Processing, Inc.         2,850             133,950
*<F28>Ceridian Corporation                   2,850             120,412
*+   Computer Sciences Corporation           2,850             205,556
<F28><F29>
     Comsat Corporation                      2,850              67,866
     Electronic Data Systems                 2,850             116,850
                                                           -----------
                                                               803,164
                                                           -----------
LARGE DIVERSIFIED COMPUTER
  MANUFACTURING -- 4.9%
*<F28>Digital Equipment Corporation          2,850             100,997
     Honeywell Inc.                          2,850             216,244
     International Business
       Machines Corporation                  2,850             257,034
*<F28>Unisys Corporation                     2,850              21,731
                                                           -----------
                                                               596,006
                                                           -----------
MEDICAL TECHNOLOGY -- 8.2%
*+   Acuson Corporation                      2,850              65,550
<F28><F29>
*<F28>Biomet, Inc.                           2,850              53,081
*+   Boston Scientific Corporation           2,850             175,097
<F28><F29>
*<F28>Coherent, Inc.                         2,850             126,825
*+   Genzyme Corporation                     2,850              79,088
<F28><F29>
     Medtronic, Inc.                         2,850             230,850
     Shared Medical Systems Corporation      2,850             153,900
*<F28>St. Jude Medical, Inc.                 2,850             111,150
                                                           -----------
                                                               995,541
                                                           -----------
MICRO COMPUTER MANUFACTURERS -- 6.2%
+<F29>Apple Computer, Inc.                   2,850              40,612
*<F28>Compaq Computer Corporation            2,850             282,862
*<F28>Dell Computer Corporation              2,850             334,697
*<F28>Gateway 2000, Inc.                     2,850              92,447
                                                           -----------
                                                               750,618
                                                           -----------

MINI AND MAINFRAME COMPUTER
  MANUFACTURERS -- 4.8%
*+   Amdahl Corporation                      2,850              24,937
<F28><F29>
*<F28>Data General Corporation               2,850              74,100
*<F28>EMC Corporation                        2,850             111,150
*<F28>Informix Corporation                   2,850              25,650
*<F28>Silicon Graphics, Inc.                 2,850              42,750
*<F28>Stratus Computer, Inc.                 2,850             142,500
*<F28>Sun Microsystems, Inc.                 2,850             160,073
*<F28>Tandem Computers, Inc.                 2,850              57,712
                                                           -----------
                                                               584,872
                                                           -----------
OFFICE AUTOMATION EQUIPMENT -- 3.5%
*<F28>CUC International, Inc.                2,850              73,566
*<F28>Newbrige Networks Corporation          2,850             123,975
     Xerox Corporation                       2,850             224,794
                                                           -----------
                                                               422,335
                                                           -----------
SEMICONDUCTOR CAPITAL EQUIPMENT
  MANUFACTURERS -- 4.4%
*+   Applied Materials, Inc.                 2,850             201,816
<F28><F29>
*<F28>Cadence Design Systems, Inc.           2,850              95,475
*<F28>KLA Instruments Corporation            2,850             138,937
*<F28>Kulicke & Soffa Industries, Inc.       2,850              92,536
                                                           -----------
                                                               528,764
                                                           -----------
SEMICONDUCTOR MANUFACTURERS -- 11.6%
*+   Advanced Micro Devices, Inc.            2,850             102,600
<F28><F29>
*<F28>Chips & Technologies, Inc.             2,850              29,569
*<F28>Cypress Semiconductor Corporation      2,850              41,325
     Intel Corporation                       2,850             404,166
     Micron Technology, Inc.                 2,850             113,822
     Motorola, Inc.                          2,850             216,600
*<F28>National Semiconductor Corporation     2,850              87,281
*<F28>Standard Microsystems Corporation      2,850              25,294
     Texas Instruments Inc.                  2,850             239,578
*<F28>Xilinx, Inc.                           2,850             139,828
                                                           -----------
                                                             1,400,063
                                                           -----------
SOFTWARE PRODUCTS -- 8.9%
+<F29>Adobe Systems, Inc.                    2,850              99,928
*+   BMC Software, Inc.                      2,850             157,819
<F28><F29>
*<F28>Borland International, Inc.            2,850              19,772
*+   Computer Associates
<F28><F29>
       International, Inc.                   2,850             158,709
*<F28>Microsoft Corporation                  2,850             360,169
*<F28>Novell, Inc.                           2,850              19,772
*<F28>Oracle Corporation                     2,850             143,569
*<F28>Sybase, Inc.                           2,850              42,394
*<F28>Symantec Corporation                   2,850              55,575
*<F28>System Software Associates, Inc.       2,850              21,731
                                                           -----------
                                                             1,079,438
                                                           -----------
TEST, ANALYSIS, AND INSTRUMENTATION
  EQUIPMENT -- 10.2%
*+   Analog Devices, Inc.                    2,850              75,703
<F28><F29>
     General Signal Corporation              2,850             124,331
     Hewlett-Packard Company                 2,850             159,600
     Millipore Corporation                   2,850             125,400
     Perkin-Elmer Corporation                2,850             226,753
     Tektronix, Inc.                         2,850             171,000
*<F28>Teradyne, Inc.                         2,850             111,862
*<F28>Thermo Instrument Systems, Inc.        2,850              87,281
     Varian Associates, Inc.                 2,850             154,612
                                                           -----------
                                                             1,236,542
                                                           -----------
Total Common Stocks
  (Cost $9,909,989)                                         11,643,496
                                                           -----------
GOVERNMENT SECURITIES -- 0.8%
+<F29>U.S. Treasury Bill
  5.52%, due 08-21-1997                   $100,000              99,286
                                                           -----------
Total Government Securities
  (Cost $99,217)                                                99,286
                                                           -----------
SHORT-TERM INVESTMENTS -- 1.7%
MONEY MARKET
     Dreyfus Cash Management Plus          184,414             184,414
     Federated Master Trust                 16,340              16,339
                                                           -----------
Total Short-Term Investments                                   200,753
                                                           -----------
Total Investments                                          $11,943,535
                                                           ===========
FUTURES CONTRACTS
     PSE Technology 100 Index
       expiring September 1997                   3         $   426,975
                                                           -----------
Total Futures Contracts
  (Cost $420,024)                                              426,975
                                                           -----------
*<F28>Non-income producing
+<F29>Segregated as collateral against futures

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   R.D. Ziegler, Chairman, Director
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   John Lauderdale, Vice President of Marketing
   S. Charles O'Meara, Secretary
   Marc Dion, Vice President

INVESTMENT ADVISORS
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

   Skyline Asset Management
   311 South Wacker Drive, Suite 4500
   Chicago, Illinois 60606

   PanAgora Asset Management, Inc.
   260 Franklin Street
   Boston, Massachusetts 02110

DISTRIBUTOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, DEPOSITORY AND FUND ACCOUNTANT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Principal Preservation Portfolios, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

COUNSEL
   Quarles & Brady
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

AUDITOR
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

"Standard & Poor's," "Standard & Poor's 100," "S&P," "100" are trademarks of Standard & Poor's Corporation and have been licensed for use by B.C. Ziegler and Company.

PSE is the service mark of the Pacific Stock Exchange Incorporated and has been licensed for use by B.C. Ziegler and Company.

This report has been prepared for the information of shareholders of Principal Preservation Portfolios, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 344-8/97